January 2012 Martin P. Rosendale, Chief Executive Officer OTC: CMXI REGENERATIVE BIOTHERAPIES 1

Forward - Looking Statements 2 Statements contained in this presentation not relating to historical facts are forward - looking statements that are intended to fall within the safe harbor rule under the Private Securities Litigation Reform Act of 1995 . The information contained in the forward looking statements is inherently uncertain, and Cytomedix's actual results may differ materially due to a number of factors, many of which are beyond Cytomedix's ability to predict or control, including among others, uncertainty of research and testing results, governmental decisions and regulation, ability to successfully integrate and capitalize on the Sorin acquisition related technologies, acceptance by the medical community and competition . These forward - looking statements are subject to known and unknown risks and uncertainties that could cause actual events to differ from the forward - looking statements . More information about some of these risks and uncertainties may be found in the reports filed with the Securities and Exchange Commission by Cytomedix .

3 Commercializing autologous platelet derived products that facilitate the body’s natural healing processes for enhanced healing and tissue repair Company Focus

• Regenerative medicine technology platform with multiple uses that address billion dollar markets Advanced wound care Cosmetic and plastic surgery Orthopedics / sports medicine Cardiovascular surgery • Significant opportunities for both the Angel and AutoloGel Systems • Strong value proposition for patients, clinicians and payers • Key value drivers in the coming months • Strong intellectual property protection • Accomplished management team with relevant experience and a blue chip board supporting the Company’s growth strategy 4 Investment Highlights

5 Tissue Regeneration Cells Signal Scaffold Platelets Cell Growth and Vascularization PDGF, VEGF, EGF ,FGF Plasma Scaffold for Cells to Build New Tissue Fibrinogen and fibronectin Regeneration Starts with Growth Factors Bone Marrow Concentrate Platelet Rich Plasma

6 Benefits of PRP • Faster Healing and Recovery – Return to activity – Appearance – Lower cost • Fewer Complications – Reduction in pain, bleeding and infection – Elimination of drains – Prevention of hematomas • Safe 6

U.S. PRP/BMAC Penetration 7 Procedures (000s) Sources: iData, MedTech Insight, Millenium Research Group, Cytomedix Estimates 2011 PRP U.S. Market Estimate - $75 million 14% CAGR

Market Growth Drivers • Reimbursement – Wound care – Chronic sports injury applications • Clinical Data and Popular Press – Sports medicine – Aesthetics • Bone Marrow Aspirate Concentration – Bone grafting and fusion – Critical limb ischemia – Cardiac ischemia 8

The Products AutoloGel™ System Provides complete formulation for PRP in wound care Angel® System Platelet poor plasma (PPP) and platelet rich plasma (PRP) for surgical and injectable applications Complimentary Autologous Platelet Separation Systems 9

U.S. Wound Incidence 10 Source: MedTech Insights, U.S. MARKETS FOR CURRENT AND EMERGING WOUND CLOSURE TECHNOLOGIES AutoloGel System Angel System

Source: Estimates and data on file, Frost & Sullivan, MedTech Insight, HPIS 11 Advanced Dressings, $ 570 MM NPWT, $ 950 MM Wet to dry, $ 150 MM Growth Factors, $80 MM Other, $ 240 MM Enzymes, $ 40 MM Skin Substitutes, $ 250 MM $2.3B U.S. Market for Chronic Wounds 6 million chronic wounds in the U.S. annually, 18 million worldwide

Orthopedic Market • Ortho - biologics fastest growing segment within orthopedics – $4.2 billion in 2007 with annual growth rate of 17% • PRP market – Fast growing segment of ortho - biologics market – Driven by reports of efficacy by KOLs and successful use by professional athletes 12 Source: Frost and Sullivan

Dermal/Aesthetics U.S. Procedures Per Year • Hair transplantation – 100,000/year • Face lifts – 280,000/year • Fillers – 2 million/year • Facial/breast reconstruction – 120,000/year 13 Multi - billion dollar self - pay market

The Angel System • Separates whole blood into red cells, PPP and PRP • FDA clearance, CE Mark and Health Canada approval for use in orthopedic surgery • Closed system maintains aseptic conditions, which is critical in the OR setting and for injectables • Utilizes single - use disposable processing kits 14 14

The Angel System • >30,000 procedures per year today • Attractive gross margins • ~ $6 million in annualized revenue • 95% U.S. sales • 95% of sales are disposables • ~250 devices placed with ~85 U.S. customers • 6 distributors outside of the U.S. 15 A significant and growing commercial opportunity

The Angel System Advantage • Optimal processing – 40 - 180 ml of autologous whole blood in a single cycle – Proprietary software adjusts spin cycle to accommodate variable blood volumes to produce highly consistent product – Platelet dose 2X to 18X • Benefits include convenience, flexibility and reproducibility – LCD touch screen with Windows - based architecture is intuitive and allows for customization and protocol flexibility • Maintenance free and self - calibrating – Simplifies process for customer and lowers our costs 16

The Angel System Branding 17

18 Angel Historical Trends 18 Sorin communicated divestiture. Cytomedix ownership turns the trajectory.

19 AutoloGel System — More Than PRP • Autologous PRP gel for wound management • Point of care with rapid (60 - second) processing time • Enhanced formulation includes ascorbic acid and is well protected by additional patents • Concentration proven optimal for wound care with considerable scientific and clinical support Only FDA - cleared PRP device for wound care

20 • A small volume of patient's blood is drawn • The tubes of blood are placed into a centrifuge, which separates the platelets and PRP from the whole blood • The PRP is activated via the introduction of reagents causing: – The release of multiple growth factors – The formation of a fibrin matrix scaffold – The transformation of the liquid to a gel • The gel containing the multiple growth factors and fibrin matrix scaffold is applied topically to the patient’s wound The AutoloGel System A safe and rapid point - of - care process for the management of wounds

21 Comparison to Other Biologics 21 1 – Driver V, Hanft J, Fylling, C et al. A Prospective, Randomized, Controlled Trial of Autologous Platelet - Rich Plasma Gel for the Treatment of Diabetic Foot Ulcers. Ostomy Wound Management, 2006; 52(6): 68 - 87 2 – Marston WA, Hanft J, Norwood P, et al. The Efficacy and Safety of Dermagraft in Improving the Healing of Chronic Diabetic F oot Ulcers. Diabetes Care 26: 1701 - 1705, 2003. 3 – Lipkin S, Chaikof E, Isseroff Z, Silverstein P. Effectiveness of Bilayered Cellular Matrix in Healing of Neuropathic Diabe tic Foot Ulcers: Results of a Multicenter Pilot Trial. Wounds. 15 (7); 2003: 230 - 236. 4 – Veves A, Falanga V, Armstrong DG et al. Graftskin, a Human Skin Equivalent is Effective in the Management of Noninfected Ne uropathic Diabetic Foot Ulcers. Diabetes Care, 24(2):290 - 295, 2001. 5 – Steed DL and Diabetic Ulcer Study Group. Clinical Evaluation of Recombinant Human Platelet - Derived Growth Factor for the Tr eatment of Lower Extremity Diabetic Ulcers. Journal of Vascular Surgery 21(1); 1995. Complete Wound Closure Rates from Randomized Controlled Trials AutoloGel Study Control Group 81.3% 56.3% 48.0% 47.0% 30.0% 0% 20% 40% 60% 80% 100% Dermagraft Orcel Regranex Apligraf AutoloGel System 1 4 5 3 2 21

AutoloGel Lowers Treatment Costs Dougherty, Ed, An Evidence Based Model Comparing the Cost - Effectiveness of Platelet Rich Plasma (PRP) Gel to Alternative Therapies for Patients With Non - Healing Diabetic Foot Ulcers, Advances in Skin and Wound Care, December 21, 2008. 22 Costs over 5 Years (2006) $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $50,000 AutoloGel Std Care VAC Orcel Mist Apligraf Dermagraft Regranex

AutoloGel Patient Experience • Between March 2007 and February 2010 Medicare Wound Care expenditures $408,371.17 Patient Out of Pocket $ 45,333.39 Total pre - AutoloGel treatments $453,704.56 • 58 year old woman with a primary diagnosis of C1 tetraplegia from a traumatic injury in 1968. • Current wound: 8 yr history. Patient started on Medicare March 2007 Photograph included with permission of patient • AutoloGel treatments: 3 @ $350 = $1,050 • Results: 93.9% volume reduction in 23 days after 3 treatments

2 Years Wound Duration: 45 cm 3 Limited mobility (bed rest) Home - bound “AutoloGel changes people’s lives…Thank you for giving me and so many other people access to AutoloGel, to hope and to life again.” AutoloGel System 1 Month to Wound Closure Resumed work Normal activity “I personally have spent the great majority of the last two years lying in bed, waiting for my wound to close.” 24 Testimonial letter on file at Cytomedix. Right Ischial Pressure Ulcer AutoloGel Patient Experience #2

Top 20 Global Pharmaceutical Partner (Potential) 25 • Exclusive U.S. license and supply agreement for distribution of AutoloGel through a dedicated, hospital - based sales force • $2 million non - refundable option payment in exchange for exclusivity period for due diligence through 12/31/11 (announced October 14, 2011) • Eligible for additional $2.5 million non - refundable option fee upon favorable determination to proceed by option extension deadline of February 3, 2012 (announced January 3, 2012) • Partner diligence essentially complete; internal governance and approval process remains • Agreement to likely include modest upfront license payment, attractive product development milestone and profit sharing arrangement on future U.S. sales • Should opportunity proceed post early February 2012, transaction could be finalized in March/April 2012

26 Commercial Strategy • Build sales force to focus on Angel System sales – Expand orthopedic surgery applications, i.e., Bone Marrow Aspirate – Emphasis on national accounts and large purchasing organizations – Expansion into new indications, i.e., sports medicine and pain management • Continued focus on AutoloGel reimbursement • Build upon growing clinical and scientific foundation • Leverage and expand EU distribution • Seek additional distribution and development collaborations • Development projects underway to improve value offering and reduce COGS • Evaluate potential synergistic opportunities to expand regenerative product offering via in - license or acquisition

27 Reimbursement Strategy • CMS reconsideration request accepted November 9, 2011 – Strong and relevant clinical evidence supporting coverage – Observational study data (case series) of 323 wounds – Additional data from Japan partner usage – Demonstrated significant net health benefit – Key Opinion Leader support – CMS public commentary period closed with overwhelmingly positive support for a favorable decision (12/09/11) – CMS proposed decision due by May 9, 2012 • Drive Medicaid and private payer reimbursement – Gain market acceptance and build momentum • Lobby for additional support – Specialty and patient associations; Government

Number of Patents United States International Granted 9 35 Pending 8 28 Well - rounded portfolio across multiple patent families Process, Formulation, and Methods AutoloGel Angel activAT for Biomarkers for treatment efficacy Peptides with anti - inflammatory properties Peptides with angiogenic properties Intellectual Property

Upcoming Milestones

- ✓ Filing of 510(k) application for Angel Bone Marrow Aspirate processing
- Favorable proposed CMS reimbursement decision Q2 2012
- Execute collaboration agreement with a Global Pharmaceutical company Q2 2012
- Filing of 510(k) application for next gen AutoloGel blood separation device
- Publication of clinical data in support of AutoloGel System in chronic wound healing (prospective registry data)
- Establish approval and reimbursement pathway in Japanese market
- Pursue additional collaborations/partnerships in other indications (e.g., orthopedics, plastic surgery, etc.)

Cytomedix

29

Financial Summary (as of December 31, 2011 unless otherwise noted) 1 Financial Metrics • Revenue (trailing twelve months through September 30, 2011) : $ 5.6 million • Cash: $ 2.3 million • Straight debt (interest only; April 2015 maturity): $ 2.1 million • Trade accounts payable: $ 1.0 million • Trade A/P due to Sorin 2 : Zero Capital Structure • Market capitalization: $ 63 million • Common shares outstanding: 55.5 million • C/S equivalent – warrants (avg. strike $0.67 ) : 13.7 million • C/S equivalent – options (avg. strike $1.23 ) : 6.3 million • C/S equivalent – convertible preferred (conversion price $0.45) : 7.5 million • C/S equivalent – convertible debt (assumed $0.80 conversion) : 2.3 million 1 All December 31, 2011 amounts are management’s best estimates as of 1/6/12 and may not reflect all year end adjustments. 2 Original $1.2 million balance was payable in installments through Jan 2012; prepaid remaining balance in Dec 2011 at discoun t

Improved Financial Picture 1 Represents unaudited estimates by Company management. All such estimates are subject to revision and adjustment following completion of the 2011 audit. 2 Reflects face value of notes; does not reflect imputed discount based on assumed fair market value borrowing rate. 3 Converts at discount to market - related price at time of conversion ($1.3 million is subject to $0.80 conversion ceiling). Refle cts face value of notes and does not reflect imbedded derivative liability and related discount for GAAP accounting purposes. Dec 31, 2010 Dec 31, 2011 (estimated) 1 Cash $ 0.6 million $ 2.3 million Straight Debt (current) $ 2.0 million 2 Zero Straight Debt (long - term) $ 2.2 million 2 $ 2.1 million Trade Accounts Payable $ 1.1 million $ 1.0 million Trade A/P due to Sorin , net $ 1.2 million Zero Convertible Debt Zero $ 1.8 million 3

Martin Rosendale – Chief Executive Officer Formerly CEO Core Dynamics; General Manager, ZLB Bioplasma; VP Sales and Marketing, Cylex; Executive VP, Sales and Services, SangStat Andrew Maslan, CPA – Chief Financial Officer Formerly Controller BioReliance; Principal, Globe Traders Inc.; KPMG Audit Patrick P. Vanek, R.Ph. – Vice President, Operations Formerly VP Technical Operations Otsuka America Pharmaceutical, Director Manufacturing Support KV Pharmaceutical, Director of Process Development Teva Pharmaceutical Carelyn Fylling, RN, MSN, CWS, CLNC – Vice President, Professional Services Formerly Director of Medical Communications and Education - Worldwide, Curative Health Services; Diabetes Educator & Patient Education Consultant, International Diabetes Center Peter Clausen, PhD – Vice President, Business Development Formerly VP Research and Development Marligen Biosciences; Manager New Purification Technologies, Invitrogen Corporation; Cell Biology Drug Discovery Scientist, Pro - Neuron Inc. David Jorden – Executive Board Member Formerly VP, Morgan Stanley PWM; CFO, Genometrix; Principal, Fayez Sarofim & Co . 32 Experienced Management Team

• Regenerative medicine technology platform with multiple uses that address billion dollar markets Advanced wound care Cosmetic and plastic surgery Orthopedics / sports medicine Cardiovascular surgery • Significant opportunities for both the Angel and AutoloGel systems • Strong value proposition for patients, clinicians and payers • Key value drivers in the coming months • Strong intellectual property protection • Accomplished management team with relevant experience and a blue chip board supporting the Company’s growth strategy 33 Key Take Aways

REGENERATIVE BIOTHERAPIES 34